Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
March 31, 2013

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	General and Administrative Expense

Table 6a	Investment Securities

Table 6b	Loans and Leases Held for Investment

Table 6c	Deposits

Table 7	Non-Performing Assets

Table 8	Credit Reserves

	Table 8a	Allowance for Loan and Lease Losses Activity
	Table 8b	Allowance for Loan and Lease Losses Ratio
	Table 8c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 8d	Reserves for Repurchase Obligations for Loans Serviced

Table 9	Business Segments Selected Financial Information

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity, Adjusted Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)

EverBank Financial Corp and Subsidiaries
Financial Highlights			Table 1
	As of and for the Three Months Ended
(dollars in thousands, except per share amounts)	March 31, 2013	December 31, 2012	March 31, 2012
Operating Results:
Total revenue	$277,125	$272,150	$188,816
Net interest income	143,816	146,993	115,623
Provision for loan and lease losses	1,919	10,528	11,355
Noninterest income	133,309	125,157	73,193
Noninterest expense	211,816	216,997	158,821
Net income	39,146	28,846	11,846
Net earnings per common share, basic	0.30	0.23	0.08
Net earnings per common share, diluted	0.30	0.22	0.08
Performance Metrics:
Adjusted net income(1)	$43,737	$43,508	$27,254
Adjusted net earnings per common share, basic(2)	0.34	0.35	0.29
Adjusted net earnings per common share, diluted(2)	0.33	0.34	0.28
Yield on interest-earning assets	4.47%	4.67%	4.96%
Cost of interest-bearing liabilities	1.23%	1.24%	1.16%
Net interest spread	3.24%	3.43%	3.80%
Net interest margin	3.42%	3.56%	3.97%
Return on average assets	0.85%	0.64%	0.36%
Return on average equity(3)	11.04%	8.57%	4.81%
Adjusted return on average assets(4)	0.95%	0.97%	0.83%
Adjusted return on average equity(5)	12.42%	13.17%	11.05%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(6)	0.99%	1.08%	1.63%
Net charge-offs to average loans held for investment	0.23%	0.16%	0.65%
ALLL as a percentage of loans and leases held for investment	0.63%	0.66%	1.07%
Capital Ratios:
Tier 1 leverage ratio (bank level)(7)	8.2%	8.0%	7.7%
Tier 1 risk-based capital ratio (bank level)(8)	13.0%	12.8%	14.5%
Total risk-based capital ratio (bank level)(9)	13.7%	13.5%	15.2%
Tangible equity to tangible assets(10)	7.9%	7.7%	7.1%
Deposit Metrics:
Deposit growth (trailing 12 months)	29.6%	28.0%	9.0%
Banking and Wealth Management Metrics:
Efficiency ratio(11)	52.3%	48.9%	45.2%
Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$2,898,407	$2,937,539	$1,906,275
Unpaid principal balance of loans serviced for the Company and others	50,809,825	51,198,748	53,645,997
Tangible Common Equity Per Common Share:
Excluding accumulated other comprehensive loss(12)	11.31	11.02	11.35
Including accumulated other comprehensive loss(13)	10.65	10.30	10.40
Market Price Per Share of Common Stock:
Closing	$15.40	$14.91
High	17.29	16.22
Low	12.75	13.41
Period End Balance Sheet Data:
Cash and cash equivalents	$593,396	$443,914	$384,723
Investment securities	1,765,590	1,921,284	2,228,305
Loans held for sale	2,416,599	2,088,046	2,530,966
Loans and leases held for investment, net	12,178,227	12,422,987	7,244,933
Total assets	18,306,488	18,242,878	13,774,821
Deposits	13,674,366	13,142,388	10,552,960
Total liabilities	16,802,046	16,791,702	12,780,132
Total shareholders’ equity	1,504,442	1,451,176	994,689
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes

(1)
Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(2)
Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million special cash dividend paid in March 2012 to holders of the Series A 6% Cumulative Convertible Preferred Stock and the $1.1 million special cash dividend paid in June 2012 to holders of the Series B 4% Cumulative Convertible Preferred Stock. These special cash dividends were paid in connection with the conversion of all shares of both the Series A 6% Cumulative Convertible Preferred Stock and the Series B 4% Cumulative Convertible Preferred Stock into common stock.

(3)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for return on average equity. Beginning with the fourth quarter of 2012, return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock). Prior to the fourth quarter of 2012, return on average equity was calculated as net income divided by average shareholders' equity.

(4)
Adjusted return on average assets equals adjusted net income divided by average total assets. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(5)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for adjusted return on average equity. Beginning with the fourth quarter of 2012, adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Prior to the fourth quarter of 2012, adjusted return on average equity was calculated as adjusted net income divided by average shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(6)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 7.

(7)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(8)
Calculated as Tier 1 capital divided by total risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital, see Table 10c.

(9)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(10)
Calculated as tangible shareholders' equity divided by tangible assets, after deducting goodwill and intangible assets from the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders' equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders' equity and a reconciliation of tangible assets to total assets, see Table 10b.

(11)
The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment.

(12)
Calculated as adjusted tangible common shareholders' equity divided by shares of common stock. Adjusted tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets, perpetual preferred stock and accumulated other comprehensive loss (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share excluding accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

(13)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share including accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income			Table 2
	Three Months Ended
(dollars in thousands, except per share data)	March 31, 2013	December 31, 2012	March 31, 2012
Interest Income
Interest and fees on loans and leases	$173,786	$173,619	$124,778
Interest and dividends on investment securities	16,250	18,501	20,549
Other interest income	298	147	104
Total interest income	190,334	192,267	145,431
Interest Expense
Deposits	26,823	24,901	20,974
Other borrowings	19,695	20,373	8,834
Total interest expense	46,518	45,274	29,808
Net Interest Income	143,816	146,993	115,623
Provision for loan and lease losses	1,919	10,528	11,355
Net Interest Income after Provision for Loan and Lease Losses	141,897	136,465	104,268
Noninterest Income
Loan servicing fee income	42,163	44,884	45,556
Amortization and impairment of mortgage servicing rights	(22,523)	(37,660)	(44,483)
Net loan servicing income	19,640	7,224	1,073
Gain on sale of loans	82,311	85,681	48,177
Loan production revenue	9,489	16,841	7,437
Deposit fee income	5,925	4,712	6,239
Other lease income	6,411	8,570	8,663
Other	9,533	2,129	1,604
Total noninterest income	133,309	125,157	73,193
Noninterest Expense
Salaries, commissions and other employee benefits expense	110,479	103,490	66,590
Equipment expense	19,852	20,445	15,948
Occupancy expense	7,384	7,596	5,349
General and administrative expense	74,101	85,466	70,934
Total noninterest expense	211,816	216,997	158,821
Income before Income Taxes	63,390	44,625	18,640
Provision for Income Taxes	24,244	15,779	6,794
Net Income	$39,146	$28,846	$11,846
Net Income Allocated to Preferred Stock	2,531	1,491	5,879
Net Income Allocated to Common Shareholders	$36,615	$27,355	$5,967
Net Earnings per Common Share, Basic	$0.30	$0.23	$0.08
Net Earnings per Common Share, Diluted	$0.30	$0.22	$0.08
Dividends Declared per Common Share	$0.02	$0.02	$—
Dividend payout ratio(1)	6.67%	8.70%	0.00%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	121,583	120,773	76,129
Diluted	123,439	122,807	78,324

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Assets
Cash and due from banks	$44,938	$175,400	$53,357	$39,689	$29,142
Interest-bearing deposits in banks	548,458	268,514	1,566,612	478,543	355,581
Total cash and cash equivalents	593,396	443,914	1,619,969	518,232	384,723
Investment securities:
Available for sale, at fair value	1,497,278	1,619,878	1,722,556	1,850,526	1,937,748
Held to maturity	124,242	143,234	170,804	190,615	190,642
Other investments	144,070	158,172	126,151	133,282	99,915
Total investment securities	1,765,590	1,921,284	2,019,511	2,174,423	2,228,305
Loans held for sale	2,416,599	2,088,046	1,403,205	3,178,597	2,530,966
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	12,255,294	12,505,089	10,056,726	7,785,430	7,323,187
Allowance for loan and lease losses	(77,067)	(82,102)	(76,469)	(77,393)	(78,254)
Total loans and leases held for investment, net	12,178,227	12,422,987	9,980,257	7,708,037	7,244,933
Equipment under operating leases, net	44,863	50,040	55,532	61,811	67,899
Mortgage servicing rights (MSR), net	375,641	375,859	381,773	415,962	462,420
Deferred income taxes, net	164,053	170,877	183,943	163,561	143,218
Premises and equipment, net	65,746	66,806	64,789	52,037	45,744
Other assets	702,373	703,065	800,461	768,164	666,613
Total Assets	$18,306,488	$18,242,878	$16,509,440	$15,040,824	$13,774,821
Liabilities
Deposits:
Noninterest-bearing	$1,287,292	$1,445,783	$1,475,204	$1,356,769	$1,367,592
Interest-bearing	12,387,074	11,696,605	10,340,722	9,446,974	9,185,368
Total deposits	13,674,366	13,142,388	11,815,926	10,803,743	10,552,960
Other borrowings	2,707,331	3,173,021	2,823,927	2,503,636	1,706,298
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	316,599	372,543	507,815	448,326	417,124
Total Liabilities	16,802,046	16,791,702	15,251,418	13,859,455	12,780,132
Shareholders’ Equity
Series B 4% Cumulative Convertible Preferred Stock	—	—	—	—	1
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	—	—	—
Common Stock	1,221	1,210	1,206	1,165	780
Additional paid-in capital	823,696	811,085	812,823	762,422	562,327
Retained earnings	609,849	575,665	550,724	530,876	520,777
Accumulated other comprehensive loss	(80,324)	(86,784)	(106,731)	(113,094)	(89,196)
Total Shareholders’ Equity	1,504,442	1,451,176	1,258,022	1,181,369	994,689
Total Liabilities and Shareholders’ Equity	$18,306,488	$18,242,878	$16,509,440	$15,040,824	$13,774,821

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates							Table 4
	Three Months Ended March 31, 2013			Three Months Ended December 31, 2012			Three Months Ended March 31, 2012
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$550,683	$298	0.22%	$230,357	$147	0.25%	$165,116	$104	0.25%
Investment securities	1,712,705	15,489	3.62%	1,837,016	17,324	3.77%	2,083,922	20,271	3.89%
Other investments	138,617	761	2.23%	147,658	1,177	3.17%	98,531	278	1.13%
Loans held for sale	2,428,324	20,309	3.35%	1,821,952	15,890	3.49%	2,706,953	33,949	5.02%
Loans and leases held for investment:
Residential mortgages	6,547,768	70,579	4.31%	6,822,033	72,061	4.23%	4,683,368	48,088	4.11%
Commercial and commercial real estate	4,627,274	61,264	5.30%	4,593,069	65,235	5.63%	1,179,988	16,446	5.51%
Lease financing receivables	860,986	19,413	9.02%	762,408	18,126	9.51%	583,479	23,866	16.36%
Home equity lines	176,682	2,152	4.94%	181,920	2,238	4.89%	197,819	2,370	4.82%
Consumer and credit card	7,204	69	3.88%	8,182	69	3.35%	7,859	59	3.02%
Total loans and leases held for investment	12,219,914	153,477	5.02%	12,367,612	157,729	5.08%	6,652,513	90,829	5.45%
Total interest-earning assets	17,050,243	$190,334	4.47%	16,404,595	$192,267	4.67%	11,707,035	$145,431	4.96%
Noninterest-earning assets	1,341,095			1,605,043			1,352,553
Total assets	$18,391,338			$18,009,638			$13,059,588
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,809,317	$5,458	0.79%	$2,520,635	$5,044	0.80%	$2,107,758	$3,740	0.71%
Market-based money market accounts	431,542	838	0.79%	432,833	818	0.75%	450,688	852	0.76%
Savings and money market accounts, excluding market-based	4,684,683	9,034	0.78%	4,429,009	8,773	0.79%	3,772,238	7,048	0.75%
Market-based time	725,629	1,571	0.88%	767,305	1,552	0.80%	901,188	2,364	1.06%
Time, excluding market-based	3,795,298	9,922	1.06%	3,175,840	8,714	1.09%	1,906,910	6,970	1.47%
Total deposits	12,446,469	26,823	0.87%	11,325,622	24,901	0.87%	9,138,782	20,974	0.92%
Borrowings:
Trust preferred securities	103,750	1,642	6.42%	103,750	1,483	5.69%	103,750	1,418	5.50%
FHLB advances	2,594,940	17,831	2.75%	2,670,742	17,198	2.56%	1,062,178	7,329	2.78%
Repurchase agreements	56,605	222	1.59%	404,923	1,698	1.67%	22,295	87	1.57%
Other	—	—	0.00%	—	(6)	0.00%	36	—	0.00%
Total interest-bearing liabilities	15,201,764	46,518	1.23%	14,505,037	45,274	1.24%	10,327,041	29,808	1.16%
Noninterest-bearing demand deposits	1,377,102			1,642,843			1,304,715
Other noninterest-bearing liabilities	335,459			510,668			441,703
Total liabilities	16,914,325			16,658,548			12,073,459
Total shareholders’ equity	1,477,013			1,351,090			986,129
Total liabilities and shareholders’ equity	$18,391,338			$18,009,638			$13,059,588
Net interest income/spread		$143,816	3.24%		$146,993	3.43%		$115,623	3.80%
Net interest margin			3.42%			3.56%			3.97%

Memo: Total deposits including noninterest-bearing	$13,823,571	$26,823	0.79%	$12,968,465	$24,901	0.76%	$10,443,497	$20,974	0.81%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries
General and Administrative Expense					Table 5
	Three Months Ended
(dollars in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Professional fees	$23,048	$20,193	$14,889	$19,319	$15,610
Credit-related expenses:
Foreclosure and OREO expense	7,027	8,818	19,639	14,969	10,959
Other credit-related expenses	2,328	6,449	5,425	5,806	11,810
FDIC premium assessment and other agency fees	13,702	10,490	10,080	9,352	9,261
Advertising and marketing expense	10,381	11,123	10,340	8,646	5,907
Other	17,615	28,393	14,004	18,508	17,387
Total general and administrative expense	$74,101	$85,466	$74,377	$76,600	$70,934

EverBank Financial Corp and Subsidiaries

Investment Securities							Table 6a
(dollars in thousands)	March 31, 2013		December 31, 2012		September 30, 2012	June 30, 2012	March 31, 2012
Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - agency	$65		$69	104,000	$73	$77	$87
Residential CMO securities - nonagency	1,489,677		1,611,775	1,895,818,000	1,714,204	1,842,331	1,929,794
Residential mortgage-backed securities (MBS) - agency	226		241	338,000	263	281	308
Other	7,310		7,793	7,662,000	8,016	7,837	7,559
Total investment securities available for sale	1,497,278		1,619,878	1,903,922,000	1,722,556	1,850,526	1,937,748
Held to maturity (at amortized cost):
Residential CMO securities - agency	80,203		106,346	159,882,000	132,946	146,163	151,919
Residential MBS - agency	39,052		31,901	19,132,000	32,871	34,176	28,263
Other	4,987		4,987	10,504,000	4,987	10,276	10,460
Total investment securities held to maturity	124,242		143,234	189,518,000	170,804	190,615	190,642
Other investments	144,070		158,172	98,392,000	126,151	133,282	99,915
Total investment securities	$1,765,590	2,174,423,000	$1,921,284	2,191,832,000	$2,019,511	$2,174,423	$2,228,305

Loans and Leases Held for Investment							Table 6b
(dollars in thousands)	March 31, 2013		December 31, 2012		September 30, 2012	June 30, 2012	March 31, 2012
Residential mortgages	$6,279,655		$6,708,748		$6,807,399	$5,060,942	$5,277,707
Commercial and commercial real estate	4,883,330		4,771,768		2,315,494	1,846,689	1,237,376
Lease financing receivables	911,371		836,935		742,332	681,205	605,763
Home equity lines	173,704		179,600		183,692	188,820	195,178
Consumer and credit card	7,234		8,038		7,809	7,774	7,163
Loans and leases held for investment, net of unearned income	12,255,294		12,505,089		10,056,726	7,785,430	7,323,187
Allowance for loan and lease losses	(77,067)		(82,102)		(76,469)	(77,393)	(78,254)
Total loans and leases held for investment, net	$12,178,227		$12,422,987		$9,980,257	$7,708,037	$7,244,933
The balances presented above include:
Net purchased loan and lease discounts	$146,666		$164,132		$188,924	$180,779	$203,100
Net deferred loan and lease origination costs	$25,889		$25,275		$22,282	$20,366	$20,202

Deposits							Table 6c
(dollars in thousands)	March 31, 2013		December 31, 2012		September 30, 2012	June 30, 2012	March 31, 2012
Noninterest-bearing demand	$1,287,292		$1,445,783		$1,475,204	$1,356,769	$1,367,592
Interest-bearing demand	2,932,643		2,681,769		2,423,689	2,158,937	2,123,042
Market-based money market accounts	428,183		439,399		427,852	434,015	444,667
Savings and money market accounts, excluding market-based	4,901,926		4,451,843		4,311,055	3,959,874	3,817,780
Market-based time	708,137		736,612		803,463	832,474	883,372
Time, excluding market-based	3,416,185		3,386,982		2,374,663	2,061,674	1,916,507
Total deposits	$13,674,366		$13,142,388		$11,815,926	$10,803,743	$10,552,960

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 7
(dollars in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Non-accrual loans and leases:
Residential mortgages	$69,876	$73,752	$75,355	$66,956	$74,810
Commercial and commercial real estate	63,924	76,289	85,306	95,882	89,576
Lease financing receivables	2,791	2,010	2,018	1,295	1,861
Home equity lines	4,513	4,246	4,492	4,256	3,771
Consumer and credit card	364	332	479	573	571
Total non-accrual loans and leases	141,468	156,629	167,650	168,962	170,589
Accruing loans 90 days or more past due	—	—	1,973	1,800	5,119
Total non-performing loans (NPL)	141,468	156,629	169,623	170,762	175,708
Other real estate owned (OREO)	39,576	40,492	43,612	49,248	49,304
Total non-performing assets (NPA)	181,044	197,121	213,235	220,010	225,012
Troubled debt restructurings (TDR) less than 90 days past due	88,888	90,094	82,030	93,184	92,954
Total NPA and TDR(1)	$269,932	$287,215	$295,265	$313,194	$317,966

Total NPA and TDR	$269,932	$287,215	$295,265	$313,194	$317,966
Government-insured 90 days or more past due still accruing	1,547,995	1,729,877	1,684,550	1,647,567	1,530,665
Loans accounted for under ASC 310-30:
90 days or more past due	67,630	79,984	117,506	140,797	146,379
OREO	22,955	16,528	18,557	20,379	22,852
Total regulatory NPA and TDR	$1,908,512	$2,113,604	$2,115,878	$2,121,937	$2,017,862
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.97%	1.08%	1.49%	1.57%	1.80%
NPA to total assets	0.99%	1.08%	1.29%	1.46%	1.63%
NPA and TDR to total assets	1.47%	1.57%	1.79%	2.08%	2.31%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPL to total loans	12.04%	13.55%	17.32%	18.00%	18.95%
NPA to total assets	9.94%	11.09%	12.32%	13.49%	13.97%
NPA and TDR to total assets	10.43%	11.59%	12.82%	14.11%	14.65%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 8a
	Three Months Ended
(dollars in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
ALLL, beginning of period	$82,102	$76,469	$77,393	$78,254	$77,765
Charge-offs:
Residential mortgages	5,069	4,525	3,868	4,139	6,694
Commercial and commercial real estate	1,447	1,957	2,636	1,710	2,294
Lease financing receivables	708	768	805	917	1,181
Home equity lines	489	488	1,215	484	1,108
Consumer and credit card	20	51	61	40	11
Total charge-offs	7,733	7,789	8,585	7,290	11,288
Recoveries:
Residential mortgages	111	293	52	162	143
Commercial and commercial real estate	443	2,454	3,023	411	168
Lease financing receivables	79	51	159	29	36
Home equity lines	129	80	52	55	61
Consumer and credit card	17	16	16	15	14
Total recoveries	779	2,894	3,302	672	422
Net charge-offs	6,954	4,895	5,283	6,618	10,866
Provision for loan and lease losses	1,919	10,528	4,359	5,757	11,355
ALLL, end of period	$77,067	$82,102	$76,469	$77,393	$78,254
Net charge-offs to average loans and leases held for investment	0.23%	0.16%	0.25%	0.34%	0.65%

Allowance for Loan and Lease Losses Ratio					Table 8b
(dollars in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
ALLL	$77,067	$82,102	$76,469	$77,393	$78,254
Loans and leases held for investment, net of unearned income	12,255,294	12,505,089	10,056,726	7,785,430	7,323,187
ALLL as a percentage of loans and leases held for investment	0.63%	0.66%	0.76%	0.99%	1.07%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 8c
	Three Months Ended
(dollars in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Loan origination repurchase reserves, beginning of period	$27,000	$31,000	$34,000	$35,000	$32,000
Provision for new sales/securitizations	1,266	79	(13)	306	384
Provision for changes in estimate of existing reserves	(336)	3,203	1,703	1,121	5,850
Net realized losses on repurchases	(3,064)	(7,282)	(4,690)	(2,427)	(3,234)
Loan origination repurchase reserves, end of period	$24,866	$27,000	$31,000	$34,000	$35,000
Quarters of coverage at trailing 4 quarter realized loss rate	6	6	10	13	11

Reserves for Repurchase Obligations for Loans Serviced					Table 8d
	Three Months Ended
(dollars in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Loan servicing repurchase reserves, beginning of period	$26,026	$27,309	$27,640	$30,427	$30,364
Provision for change in estimate of existing reserves	3,831	1,526	3,032	2,868	3,031
Net realized losses on repurchases	(6,258)	(2,809)	(3,363)	(5,655)	(2,968)
Loan servicing repurchase reserves, end of period	$23,599	$26,026	$27,309	$27,640	$30,427
Quarters of coverage at trailing 4 quarter realized loss rate	5	7	7	6	6

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 9
(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended March 31, 2013
Net interest income	$132,373	$13,014	$(1,571)	$—	$143,816
Provision for loan and lease losses	(79)	1,998	—	—	1,919
Net interest income after provision for loan and lease losses	132,452	11,016	(1,571)	—	141,897
Noninterest income	27,781	105,369	159	—	133,309
Noninterest expense:
Foreclosure and OREO expense	5,285	1,742	—	—	7,027
Other credit-related expenses	670	1,658	—	—	2,328
All other noninterest expense	77,848	99,538	25,075	—	202,461
Income (loss) before income tax	76,430	13,447	(26,487)	—	63,390
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	1,532	—	—	—	1,532
MSR impairment (recovery)	—	(12,555)	—	—	(12,555)
Transaction and non-recurring regulatory related expense	5,252	11,531	1,646	—	18,429
Adjusted income (loss) before income tax	83,214	12,423	(24,841)	—	70,796
Total assets as of March 31, 2013	15,251,578	3,152,487	158,767	(256,344)	18,306,488

Three Months Ended December 31, 2012
Net interest income	$135,686	$12,531	$(1,224)	$—	$146,993
Provision for loan and lease losses	8,866	1,662	—	—	10,528
Net interest income after provision for loan and lease losses	126,820	10,869	(1,224)	—	136,465
Noninterest income	34,057	91,012	88	—	125,157
Noninterest expense:
Foreclosure and OREO expense	7,246	1,572	—	—	8,818
Other credit-related expenses	1,387	5,062	—	—	6,449
All other noninterest expense	74,435	87,180	40,115	—	201,730
Income (loss) before income tax	77,809	8,067	(41,251)	—	44,625
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	784	—	—	—	784
Adoption of TDR guidance and policy change	5,982	—	—	—	5,982
Transaction and non-recurring regulatory related expense	—	12,276	4,606	—	16,882
Adjusted income (loss) before income tax	84,575	20,343	(36,645)	—	68,273
Total assets as of December 31, 2012	16,119,927	2,127,100	166,234	(170,383)	18,242,878

Three Months Ended March 31, 2012
Net interest income	$106,545	$10,496	$(1,418)	$—	$115,623
Provision for loan and lease losses	10,315	1,040	—	—	11,355
Net interest income after provision for loan and lease losses	96,230	9,456	(1,418)	—	104,268
Noninterest income	25,228	47,873	92	—	73,193
Noninterest expense:
Foreclosure and OREO expense	7,962	2,997	—	—	10,959
Other credit-related expenses	(183)	11,990	3	—	11,810
All other noninterest expense	51,846	56,864	27,342	—	136,052
Income (loss) before income tax	61,833	(14,522)	(28,671)	—	18,640
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	3,444	—	—	—	3,444
MSR impairment	—	15,144	—	—	15,144
Transaction and non-recurring regulatory related expense	—	4,722	1,542	—	6,264
Adjusted income (loss) before income tax	65,277	5,344	(27,129)	—	43,492
Total assets as of March 31, 2012	12,494,752	1,438,744	92,381	(251,056)	13,774,821

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income					Table 10a
	Three Months Ended
(dollars in thousands, except per share data)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$39,146	$28,846	$22,178	$11,172	$11,846
Transaction expense, net of tax	—	903	1,268	2,363	821
Non-recurring regulatory related expense, net of tax	11,425	9,564	1,326	3,780	3,063
Increase in Bank of Florida non-accretable discount, net of tax	950	486	111	463	2,135
Adoption of TDR guidance and policy change, net of tax	—	3,709	—	—	—
MSR impairment (recovery), net of tax	(7,784)	—	11,302	18,684	9,389
Adjusted net income	$43,737	$43,508	$36,185	$36,462	$27,254
Adjusted net income allocated to preferred stock	2,531	1,491	—	2,206	5,172
Adjusted net income allocated to common shareholders	$41,206	$42,017	$36,185	$34,256	$22,082
Adjusted net earnings per common share, basic	$0.34	$0.35	$0.31	$0.34	$0.29
Adjusted net earnings per common share, diluted	$0.33	$0.34	$0.30	$0.33	$0.28
Weighted average common shares outstanding:
(units in thousands)
Basic	121,583	120,773	118,038	100,779	76,129
Diluted	123,439	122,807	119,591	102,574	78,324

Tangible Equity, Tangible Common Equity, Adjusted Tangible Common Equity and Tangible Assets					Table 10b
(dollars in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Shareholders’ equity	$1,504,442	$1,451,176	$1,258,022	$1,181,369	$994,689
Less:
Goodwill	46,859	46,859	10,238	10,238	10,238
Intangible assets	7,394	7,921	6,348	6,700	7,052
Tangible equity	1,450,189	1,396,396	1,241,436	1,164,431	977,399
Less:
Perpetual preferred stock	150,000	150,000	—	—	—
Tangible common equity	1,300,189	1,246,396	1,241,436	1,164,431	977,399
Less:
Accumulated other comprehensive loss	(80,324)	(86,784)	(106,731)	(113,094)	(89,196)
Adjusted tangible common equity	$1,380,513	$1,333,180	$1,348,167	$1,277,525	$1,066,595

Total assets	$18,306,488	$18,242,878	$16,509,440	$15,040,824	$13,774,821
Less:
Goodwill	46,859	46,859	10,238	10,238	10,238
Intangible assets	7,394	7,921	6,348	6,700	7,052
Tangible assets	$18,252,235	$18,188,098	$16,492,854	$15,023,886	$13,757,531

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)						Table 10c
(dollars in thousands)		March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Shareholders’ equity		$1,560,001	$1,518,934	$1,339,669	$1,263,687	$1,099,404
Less:	Goodwill and other intangibles	(52,089)	(54,780)	(16,586)	(16,938)	(17,290)
	Disallowed servicing asset	(31,585)	(32,378)	(33,366)	(36,650)	(40,783)
	Disallowed deferred tax asset	(66,351)	(67,296)	(69,412)	(70,357)	(71,302)
Add:	Accumulated losses on securities and cash flow hedges	77,073	83,477	103,238	110,101	86,981
Tier 1 capital		1,487,049	1,447,957	1,323,543	1,249,843	1,057,010
Less:	Low-level recourse and residual interests	—	—	—	—	(20,424)
Add:	Allowance for loan and lease losses	77,067	82,102	76,469	77,393	78,254
Total regulatory capital		$1,564,116	$1,530,059	$1,400,012	$1,327,236	$1,114,840

Adjusted total assets		$18,234,886	$18,141,856	$16,488,067	$15,022,729	$13,731,482
Risk-weighted assets		11,406,725	11,339,415	8,701,164	8,424,290	7,311,556